UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 16, 2016
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35700 (Commission File Number)	45-4502447 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.

On February 16, 2016, Diamondback Energy, Inc. issued a press release announcing financial and operating results for the fourth quarter ended December 31, 2015 and providing updated guidance for 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit
99.1	Press release, dated February 16, 2016, entitled “Diamondback Energy, Inc. Announces Fourth Quarter 2015 Financial and Operating Results and Updated Guidance for 2016.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date: February 17, 2016	By: /s/ Teresa L. Dick Teresa L. Dick Senior Vice President and Chief Financial Officer

Exhibit Index

Number	Exhibit
99.1	Press release, dated February 16, 2016, entitled “Diamondback Energy, Inc. Announces Fourth Quarter 2015 Financial and Operating Results and Updated Guidance for 2016.”